united states
securities and exchange commission
washington, d.c. 20549

form n-csr

certified shareholder report of registered management
investment companies

Investment Company Act file number 811-22756

Advisors Preferred Trust

(Exact name of registrant as specified in charter)

4221 North 203rd Street, Suite 100, Elkhorn, NE  68022

(Address of principal executive offices) (Zip code)

The Corporation Trust Company, 1209 Orange Street, Wilmington, DE  19801___

(Name and address of agent for service)

Registrant's telephone number, including area code: 631-470-2600

Date of fiscal year end: 8/31

Date of reporting period: 8/31/20

Item 1. Reports to Stockholders.

Hundredfold Select Alternative Fund
ANNUAL REPORT
August 31, 2020

Service Class (SFHYX)
Investor Class (HFSAX)

1-855-582-8006

www.HundredfoldSelect.com

Distributed by Ceros Financial Services, Inc.

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website www.HundredfoldSelect.com, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically or to continue receiving paper copies of shareholder reports, which are available free of charge, by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by following the instructions included with paper Fund documents that have been mailed to you.

October 22, 2020

Dear Shareholders:

This annual report for the Hundredfold Select Alternative Fund (HFSAX Investor Class and SFHYX Service Class) covers the period from September 1, 2019 August 31, 2020.

The Hundredfold Select Alternative Fund Investor Class Shares returned 29.04%, for the period, while the Bloomberg Barclays Aggregate Bond Index returned 6.47%. The Standard & Poor’s 500 Total Return Index returned 21.94%. The Hundredfold Select Alternative Fund Service Class Shares returned 27.84% for the period.

The Fund is an adaptive, alterative fund with the ability to use fixed income and equity securities as well as managed futures and alternative investment products, such as gold and oil, to seek non-correlated low volatility returns. The Fund achieves part of its returns through investments in swaps. Throughout the year, the Fund used swaps and futures as substitutes for various underlying reference assets.

After getting off to a relatively good start in the first six months of the period, the Fund picked up momentum during the second half of the Fiscal Year by constantly adjusting its allocation among “risk-on” and “risk off” sectors of the fixed income markets. Throughout much of the period, volatility within commodities and currencies allowed for opportunistic trades on the long and short side, but these play a smaller role in the Fund.

Fear crept into the markets in late February, allowing for favorable trends in early March for interest sensitive or “risk-off” classes. Economically sensitive or “risk-on” classes had already begun to slip modestly, but fear increased dramatically as news of the COVID-19 virus radically changed perceptions of potential human and economic tolls. Liquidity was significantly impacted generally, including in many of the traditionally “risk-off” classes such as municipal and investment grade corporate bonds. Even US Government treasuries saw increased volatility and selling pressure. The Hundredfold Select Alternative Fund began the month already in a defensive stance, having decreased exposure to high yield and floating rate in February. Exposure was significantly reduced further during the month in the high yield municipal and preferred classes. Small initial positions were added late in the month to high yield bonds as the sub-advisor observed favorable signs including yield spreads easing from multi-year highs.

Headlines in April continued to be dominated by pandemic impacts on domestic and global economies as well as the human toll. Yet, markets grew less volatile than March levels as investors displayed optimism in a possible recovery. Economically sensitive, or “risk-on” bonds, such as high yield and floating rate, gained ground for the month but were unsteady in doing so. The Hundredfold Select Alternative Fund took a measured approach, and the sub-advisor gradually increased exposure in the portfolio to high yield bonds, senior loans, preferred stock and a mix of other fixed income categories, although overall exposure levels were still defensive relative to full exposure.

Aside from some volatility at the beginning of May, investors appeared to continue to focus on a positive future. In May, economic releases, especially related to employment were dismal, even if expected. The Federal Reserve and government policy had been extremely accommodative, which allowed investors to more easily look past the prevailing negative news flow and toward a positive resolution. After a volatile start of the month, economically sensitive fixed income areas were resilient and generally performed better than most interest sensitive bond classes. US treasuries were abnormally stable, not selling off, which is common when strength is seen in the economically sensitive areas. The sub-advisor continued to gradually increase exposure in the Fund’s portfolio, adding to high yield bonds, senior loans, preferred stock and a mix of other fixed income categories.

While May was characterized by robust optimism vis-à-vis the reopening of the economy, investors in June were less enthusiastic as reopening efforts began to meet stiff headwinds. US Treasuries found buyers after yields pushed to a near three-month high. “Risk-on” assets such as high yield, convertibles, floating rate, and preferred stocks generally lost the upside momentum from May and merely consolidated gains, but not enough to label the patterns as important tops. The Hundredfold Select Alternative Fund modestly dialed back exposure to high yield bonds while ultimately exiting the floating rate space.

Fixed income and equities performed well in July. Concerns over economic impacts related to COVID-19 periodically made headlines but investor sentiment seemed to be mostly optimistic as numerous firms race toward viable therapies or vaccines. “Risk-on” fixed income assets such as high yield, convertibles, floating rate, and preferred stocks regained upside momentum in July after stalling and consolidating in the latter part of June. Divergences in equity breadth occurred as small-caps lagged large, but overall, stocks performed well after a slow start. The Hundredfold Select Alternative Fund ramped up exposure to high yield and floating rate bonds, keeping other bond classes relatively steady.

Investors embraced risk assets in August, as economically sensitive bonds and equities posted gains while “risk-off,” or interest sensitive bonds, faced headwinds. Bullish investor sentiment was supported by either good or improving economic news and corporate earnings. High yield bonds moved higher but not as briskly as floating rate loans. Convertible bonds and preferred stocks, often viewed as bond/equity hybrids, benefited from the wave of investor hopes of a return to a post-COVID economy. This diminished level of fear had bond sectors such as treasuries, municipals, and corporate bonds moving lower. The Hundredfold Select Alternative Fund increased exposure to floating rate investments modestly, having entered the month already positioned for an ongoing rally in that sector. High yield positions were tactically adjusted lower as positive momentum transitioned to increased risk and a consolidation, only to re-establish a positive path soon after, prompting the addition of positions. Dollar weakness continued in August and likely played a role as a tailwind to the Fund’s diversified commodity positions.

We thank you for your investment in the Hundredfold Select Alternative Fund.

Please visit the website http://www.hundredfoldselect.com at any time for information on the Fund.

Hundredfold Advisors, LLC	Advisors Preferred, LLC

Sub-advisor to the Fund	Advisor to the Fund

Hundredfold Select Alternative Fund
PORTFOLIO REVIEW (Unaudited)

The Fund’s performance figures* for the periods ending August 31, 2020, compared to its benchmarks:

	Average Annual Total Return
				Since	Since
				Inception	Inception
	1 Year	5 Year	10 Year	September 1, 2004	October 24, 2012
Hundredfold Select Alternative Fund - Service Class	27.84%	9.10%	7.45%	6.67%	N/A
Hundredfold Select Alternative Fund - Investor Class	29.04%	10.09%	N/A	N/A	8.06%
Bloomberg Barclays U.S Aggregate Bond Index **	6.47%	4.33%	3.65%	4.40%	3.32%
S&P 500 Total Return Index ***	21.94%	14.46%	15.16%	9.71%	14.63%

Comparison of the Change in Value of a $10,000 Investment

*	The performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. The Fund’s total annual operating expenses are 2.93% for the Service Class and 1.99% for the Investor Class per the December 31, 2019, prospectus. For performance information current to the most recent month-end, please call 1-855-582-8006.

**	The Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index which represents the U.S. investment-grade fixed-rate bond market (including government and corporate securities, mortgage pass-through securities and asset-backed securities). Investors cannot invest directly in an index or benchmark.

***	The S&P 500 Total Return Index is an unmanaged composite of 500 large capitalization companies and includes the reinvestment of dividends. This index is widely used by professional investors as a performance benchmark for large-cap stocks. Investors cannot invest directly in an index.

Top Holdings *	% of Net Assets
U.S. Government & Agency Obligations	49.2%
Mutual Funds:
Debt Funds	19.4%
Short-Term Investments	13.5%
Assets in Excess of Liabilities	17.9%
Total	100.0%

*	The Top Holdings detailed does not include derivative exposure.

Please refer to the Consolidated Schedule of Investments in this annual report for a detailed analysis of the Fund’s holdings.

Hundredfold Select Alternative Fund
CONSOLIDATED SCHEDULE OF INVESTMENTS
August 31, 2020

Shares			Fair Value
		MUTUAL FUNDS - 19.4%
		DEBT FUNDS - 19.4%
750,446		AlphaCentric Income Opportunities Fund - Class I	$7,782,130
1,745,507		Braddock Multi-Strategy Income Fund - Institutional Class	11,974,183
		TOTAL MUTUAL FUNDS (Cost - $17,781,847)	19,756,313
Principal Amount
		U.S. GOVERNMENT & AGENCY OBLIGATIONS - 49.2%
		U.S. TREASURY NOTES/BONDS - 49.2%
$8,000,000		United States Treasury Bill, 0.00%, 9/24/2020	7,999,591
28,003,000		United States Treasury Bill, 0.00%, 10/15/2020	27,999,920
14,001,000		United States Cash Management Bill, 0.00%, 11/24/2020	13,998,713
		TOTAL US GOVERNMENT & AGENCY OBLIGATIONS (Cost - $50,000,780)	49,998,224
Shares
		SHORT-TERM INVESTMENTS - 13.5%
		MONEY MARKET FUND - 13.5%
10,472,854		Fidelity Investments Money Market Funds - Government Portfolio, Class I - 0.01% (a)	10,472,854
3,235,244		First American Government Obligations Fund - Money Market Portfolio, Class X - 0.07% (a)+	3,235,244
		TOTAL SHORT-TERM INVESTMENTS (Cost - $13,708,098)	13,708,098

		TOTAL INVESTMENTS - 82.1% (Cost - $81,490,725)	$83,462,635
		ASSETS IN EXCESS OF LIABILITIES - 17.9%	18,222,521
		NET ASSETS - 100.0%	$101,685,156

	(a)	Variable rate security; the rate shown represents the seven day effective yield at August 31, 2020.

FUTURES CONTRACTS

				Notional Value at August		Unrealized
Number of Contracts		Open Long Future Contracts	Counterparty	31, 2020	Expiration	Appreciation
66		Copper Future +	ADM Investor Services	$5,051,475	December-20	$95,338
175		Corn Future +	ADM Investor Services	3,130,313	December-20	122,588
38		Gold 100 OZ Future +	ADM Investor Services	7,518,680	December-20	19,130
131		Lean Hogs Future +	ADM Investor Services	2,808,640	October-20	163,120
83		NASDAQ 100 E-Mini Future	ADM Investor Services	20,109,240	September-20	1,691,171
64		Soybean Future +	ADM Investor Services	3,051,200	November-20	165,600
195		Sugar #11 (World) Future +	ADM Investor Services	2,764,944	October-20	139,395
113		Wheat Future +	ADM Investor Services	3,120,213	December-20	103,325
		TOTAL LONG FUTURES CONTRACTS				$2,499,667

				Notional Value at August		Unrealized
Number of Contracts		Open Short Future Contracts	Counterparty	31, 2020	Expiration	Depreciation
64		Japanese Yen Future	ADM Investor Services	$7,558,000	September-20	$(51,138)
43		U.S. Treasury Long Bond (CBT) Future	ADM Investor Services	7,555,917	December-20	(40,323)
		TOTAL SHORT FUTURES CONTRACTS				$(91,461)

	+	All or portion of this investment is a holding of the Hundredfold Select Alternative Fund Limited (HFSA Fund Limited).

LONG EQUITY SWAPS CONTRACTS

		Notional Value
	Number of	at August 31,		Termination		Unrealized
Reference Entity	Shares	2020	Interest Rate Payable *	Date	Counterparty	Appreciation
Blackrock High Yield Bond Portfolio - Institutional Class	1,502,086	$10,769,958	3-Mth USD_LIBOR plus 185 bps	6/30/2022	Barclays	$544,606
Credit Suisse Floating Rate High Income Fund - Institutional Class	2,654,723	16,300,000	3-Mth USD_LIBOR plus 185 bps	6/30/2022	Barclays	347,924
Invesco Senior Loan ETF	228,300	4,992,921	1-Mth USD_LIBOR plus 35 bps	5/17/2021	Credit Suisse	4,287
iShares Preferred and Income Securities ETF	267,000	9,798,900	1-Mth USD_LIBOR plus 35 bps	5/17/2021	Credit Suisse	2,460
PIMCO High Yield Fund - Institutional Class	840,140	7,115,986	3-Mth USD_LIBOR plus 185 bps	6/30/2022	Barclays	309,831
PIMCO Preferred and Capital Securities Fund - Institutional Class	824,982	8,373,572	3-Mth USD_LIBOR plus 185 bps	6/30/2022	Barclays	430,871
SPDR Bloomberg Barclays Convertible Securities ETF	71,200	5,042,384	1-Mth USD_LIBOR plus 35 bps	5/17/2021	Credit Suisse	103,981
SPDR Bloomberg Barclays High Yield Bond ETF	93,000	9,834,750	1-Mth USD_LIBOR plus 35 bps	5/17/2021	Credit Suisse	494
Totals						$1,744,454

ETF - Exchange Traded Fund

*	Interest rate is based upon current notional amounts, which may be a multiple of the number of shares plus a specified spread.

See accompanying notes to consolidated financial statements.

Hundredfold Select Alternative Fund
CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)
August 31, 2020

OPEN CREDIT DEFAULT SWAP AGREEMENTS - PROTECTION SOLD: (CENTRALLY CLEARED) (1)

				Implied Credit (2)
			Fixed Deal	Spread at August	Notional Value at (3)		Amortized Upfront	Unrealized
Reference Entity	Counter Party	Termination Date	(Pay) Rate	31, 2020	August 31, 2020	Fair Value	Payments Paid	Appreciation
CDX HY 3 4 Year Index	Credit Suisse	6/20/2025	5.00%	3.67%	$(9,114,000)	$612,042	$455,703	$156,339

(1)	For centrally cleared swaps, when a credit event occurs as defined under the terms of the swap contract, the Fund as a seller of credit protection will either (i) pay a net amount equal to the par value of the defaulted reference entity and receive the reference entity or (ii) pay a net amount equal to the par value of the defaulted reference entity less its recovery value.

(2)	For centrally cleared swaps, implied credit spread, represented in absolute terms, utilized in determining the fair value of the credit default swap contracts as of period and will serve as an indicator of the payment/ performance risk and represent the likelihood of risk of default for the credit derivative. The implied credit spread of a referenced entity reflects the cost of buying/ selling protection and may include upfront payments required to be made to enter into the contract. Generally, wider credit spreads represent a perceived deterioration of the referenced entity’s credit soundness and a great likelihood or risk of default or other credit event occurring as defined under the terms of the swap contract.

(3)	For centrally cleared swaps, the notional amount represents the maximum potential the Fund may receive if a buyer of credit protection if a credit event occurs, as defined under the terms of the swap contract, for each security included in the market CDX High Yield 30 year index.

See accompanying notes to consolidated financial statements.

Hundredfold Select Alternative Fund
CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES
August 31, 2020

Assets:
Investment securities:
At cost	$81,490,725
At value	$83,462,635
Cash collateral for swaps	8,370,000
Deposits with brokers for futures	2,836,660
Deposits for swaps	2,080,448
Net upfront payments on credit default swaps	455,703
Unrealized appreciation on futures	2,499,667
Unrealized appreciation on swap contracts - OTC	1,744,454
Unrealized appreciation on credit default swaps	156,339
Receivable:
Dividends and Interest	613
Fund shares sold	347,274
Prepaid expenses and other assets	20,962
Total Assets	101,974,755

Liabilities:
Unrealized depreciation on futures	91,461
Payables:
Fund shares redeemed	22,102
Investment advisory fees	80,583
Distributions (12b-1) fees - Service Class	62,471
Related parties	20,134
Shareholder servicing fees - Investor Class	12,848
Total Liabilities	289,599

Net Assets	$101,685,156

Net Assets Consist of:
Paid in Capital	$84,022,654
Accumulated Earnings	17,662,502
Net Assets	$101,685,156

Net Asset Value Per Share
Service Class Shares:
Net Assets	$62,605,954
Shares of beneficial interest outstanding (no par value; unlimited shares authorized)	2,357,796
Net asset value, (Net Assets ÷ Shares Outstanding), offering and redemption price per share	$26.55

Investor Class Shares:
Net Assets	$39,079,202
Shares of beneficial interest outstanding (no par value; unlimited shares authorized)	1,402,315
Net asset value, (Net Assets ÷ Shares Outstanding), offering and redemption price per share	$27.87

See accompanying notes to consolidated financial statements.

Hundredfold Select Alternative Fund
CONSOLIDATED STATEMENT OF OPERATIONS
For the Year Ended August 31, 2020

Investment Income:
Dividend income	$882,723
Interest income	284,868
Total Investment Income	1,167,591

Expenses:
Investment advisory fees	626,145
Distribution (12b-1) fees - Service Class	461,656
Operating services fees	250,510
Shareholder servicing fees - Investor Class	10,409
Net Operating Expenses	1,348,720

Net Investment Loss	(181,129)

Realized and Unrealized Gain on Investments, Futures and Swaps
Net realized gain from:
Investments	1,667,085
Futures	6,536,813
Swaps	4,255,459
12,459,357
Net change in unrealized appreciation on:
Investments	1,446,227
Futures	2,297,713
Swaps	1,421,975
5,165,915

Net Realized and Unrealized Gain on Investments, Futures and Swaps	17,625,272

Net Increase in Net Assets Resulting From Operations	$17,444,143

See accompanying notes to consolidated financial statements.

Hundredfold Select Alternative Fund
CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	August 31, 2020	August 31, 2019

Operations:
Net investment income (loss)	$(181,129)	$305,211
Net realized gain from investments, futures and swaps	12,459,357	929,158
Net change in unrealized appreciation (depreciation) on investments, futures and swaps	5,165,915	(17,272)
Net Increase in Net Assets Resulting From Operations	17,444,143	1,217,097

Distributions to Shareholders from:
Total Distributions Paid
Service Class	(1,867,770)	(1,038,046)
Investor Class	(512,682)	(400,423)
Total Distributions to Shareholders	(2,380,452)	(1,438,469)

Capital share transactions:
Proceeds from shares sold:
Service Class	14,882,081	6,215,809
Investor Class	27,662,620	6,094,070
Net asset value of shares issued in reinvestment of distributions:
Service Class	1,789,794	986,402
Investor Class	427,021	159,457
Payments for shares redeemed
Service Class	(6,870,393)	(4,589,388)
Investor Class	(6,318,564)	(7,813,432)
Total Increase in Net Assets From Shares of Beneficial Interest	31,572,559	1,052,918

Total Increase in Net Assets	46,636,250	831,546

Net Assets:
Beginning of Year	55,048,906	54,217,360
End of Year	$101,685,156	$55,048,906

Share Activity
Service Class:
Shares Sold	620,391	287,277
Shares issued in reinvestment of Distributions	83,671	46,674
Shares Redeemed	(305,568)	(212,941)
Net Increase in Shares of Beneficial Interest Outstanding	398,494	121,010

Share Activity
Investor Class:
Shares Sold	1,107,714	269,415
Shares issued in reinvestment of Distributions	19,129	7,115
Shares Redeemed	(271,657)	(342,274)
Net Increase (Decrease) in Shares of Beneficial Interest Outstanding	855,186	(65,744)

See accompanying notes to consolidated financial statements.

Hundredfold Select Alternative Fund
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout each Year

	Service Class
	Year Ended August 31,
	2020	2019	2018	2017		2016
	(Consolidated)	(Consolidated)	(Consolidated)
Net asset value, beginning of year	$21.72	$21.86	$23.10	$22.50		$21.58
Income (loss) from investment operations:
Net investment income (loss) (1)	(0.12)	0.07	(0.10)	0.14		0.00	(3)
Net realized and unrealized gain on investments	5.92	0.35	0.99	1.69		1.07
Total from investment operations	5.80	0.42	0.89	1.83		1.07
Less distributions from:
Net investment income	(0.42)	(0.09)	(0.53)	(0.78)		(0.05)
Net realized gains	(0.55)	(0.47)	(1.60)	(0.45)		(0.10)
Total distributions	(0.97)	(0.56)	(2.13)	(1.23)		(0.15)
Net asset value, end of year	$26.55	$21.72	$21.86	$23.10		$22.50
Total return (2)	27.84%	2.01%	4.03%	8.49	% (4)	5.00	% (4)
Net assets, at end of year (000s)	$62,606	$42,559	$40,192	$39,349		$38,520
Ratios/Supplemental Data:
Ratio of net expenses to average net assets (5)	2.40%	2.45%	2.45%	2.45%		2.45%
Ratio of net investment income (loss) to average net assets (5,6)	(0.51)%	0.33%	(0.47)%	0.60%		0.01%
Portfolio Turnover Rate (7)	515%	488%	505%	419%		358%

(1)	Net investment income (loss) per share represents net investment income (loss) divided by the daily average shares of beneficial interest outstanding throughout each year.

(2)	All returns reflect reinvested dividends, if any, but do not reflect the impact of taxes.

(3)	Represents less than $0.01 per share.

(4)	Includes adjustments in accordance with accounting principles generally accepted in the United States and consequently the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(5)	The ratios of expenses to average net assets and net investment income (loss) to average net assets do not reflect the expenses of the underlying investment companies in which the Fund invests.

(6)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

(7)	Portfolio turnover is calculated without regard to short-term securities having a maturity of less than one year. Investments in options, swaps, and futures contracts and repurchase agreements are deemed short-term securities. The Fund’s aggressive investment strategy may result in significant portfolio turnover to take advantage of anticipated changes in market conditions.

See accompanying notes to consolidated financial statements.

Hundredfold Select Alternative Fund
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout each Year

	Investor Class
	Year Ended August 31,
	2020	2019	2018	2017		2016
	(Consolidated)	(Consolidated)	(Consolidated)
Net asset value, beginning of year	$22.83	$22.88	$24.09	$23.57		$22.65
Income (loss) from investment operations:
Net investment income (1)	0.08	0.29	0.09	0.36		0.17
Net realized and unrealized gain on investments	6.22	0.36	1.04	1.76		1.16
Total from investment operations	6.30	0.65	1.13	2.12		1.33
Less distributions from:
Net investment income	(0.71)	(0.23)	(0.74)	(1.15)		(0.31)
Net realized gains	(0.55)	(0.47)	(1.60)	(0.45)		(0.10)
Total distributions	(1.26)	(0.70)	(2.34)	(1.60)		(0.41)
Net asset value, end of year	$27.87	$22.83	$22.88	$24.09		$23.57
Total return (2)	29.04%	2.95%	4.94%	9.48	% (3)	5.98	% (3)
Net assets, at end of year (000s)	$39,079	$12,490	$14,026	$12,826		$31,641
Ratios/Supplemental Data:
Ratio of net expenses to average net assets (4)	1.45%	1.55%	1.55%	1.55%		1.55%
Ratio of net investment income to average net assets (4,5)	0.34%	1.24%	0.40%	1.52%		0.73%
Portfolio Turnover Rate (6)	515%	488%	505%	419%		358%

(1)	Net investment income (loss) per share represents net investment income (loss) divided by the daily average shares of beneficial interest outstanding throughout each year.

(2)	All returns reflect reinvested dividends, if any, but do not reflect the impact of taxes.

(3)	Includes adjustments in accordance with accounting principles generally accepted in the United States and consequently the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(4)	The ratios of expenses to average net assets and net investment income (loss) to average net assets do not reflect the expenses of the underlying investment companies in which the Fund invests.

(5)	Recognition of net investment income (loss) by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

(6)	Portfolio turnover is calculated without regard to short-term securities having a maturity of less than one year. Investments in options, swaps, and futures contracts and repurchase agreements are deemed short-term securities. The Fund’s aggressive investment strategy may result in significant portfolio turnover to take advantage of anticipated changes in market conditions.

See accompanying notes to consolidated financial statements.

Hundredfold Select Alternative Fund
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
August 31, 2020

1.	ORGANIZATION

The Hundredfold Select Alternative Fund (the “Fund”) is a diversified series of Advisors Preferred Trust, a Delaware statutory trust (the “Trust”) organized on August 15, 2012 and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund currently offers Service Class Shares and Investor Class Shares with commencement of operations on September 1, 2004 and October 24, 2012, respectively. The Fund was reorganized on August 9, 2019 from a predecessor fund to a series of Advisors Preferred Trust, a Delaware statutory trust.

Each class represents an interest in the same assets of the respective Fund and classes are identical except for differences in their ongoing service and distribution charges. All classes of shares have equal voting privileges except that each class has exclusive voting rights with respect to its service and/or distribution plans. The Fund’s income, expenses (other than class specific distribution and shareholding servicing fees) and realized and unrealized gains and losses are allocated proportionately each day based upon the relative net assets of each class.

The Fund seeks a moderate total rate of return (income plus capital appreciation) on an annual basis. Although the Fund may invest directly in equity and fixed-income securities, it will primarily invest in such securities indirectly through securities that invest in or are a derivative of such securities, primarily including futures contracts, swap agreements, exchange-traded funds (ETFs), naked and covered options on such instruments, currencies, and other unaffiliated investment companies.

2.	SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in preparation of its financial statements. The policies are in conformity with generally accepted accounting principles in the United States of America (“GAAP”). The Fund follows the specialized accounting and reporting requirements under GAAP that are applicable to investment companies. The preparation of the financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increase and decrease in net assets from operations during the fiscal year. Actual results could differ from those estimates. The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board’s (“FASB”) Accounting Standards Codification Topic 946 “Financial Services – Investment Companies”.

a) Investment Valuation – Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ at the NASDAQ Official Closing Price (“NOCP”). If the NOCP is not available, such securities shall be valued at the mean price on the day of valuation, or if there has been no sale on such day, at the mean between the current bid and ask prices. Financial futures, which are traded on an exchange, are valued at the settlement price determined by the exchange. Investments in open-end investment companies are valued at net asset value. Total return swaps on exchange-listed securities shall be valued at the last quoted sales price or, in the absence of a sale, at the mean between the current bid and ask prices. Exchange listed swaps shall be valued at the last quoted sales price or, in the absence of a sale, at the mean between the current bid and ask prices. Credit default swaps are valued by a pricing agent covering the specific type of swap. Certain credit default swaps (“CDS”) and credit indices are valued independently by Markit; or if no valuation is available from a pricing agent, at the price received from the broker-dealer/counterparty that issued the swap. Futures and future options are valued at the final settled price or, in the absence of a settled price, at the last sale price on the day of valuation. The independent pricing service does not distinguish between smaller-sized bond positions known as “odd lots” and larger institutional-sized bond positions known as “round lots”. The Fund may fair value a particular bond if the adviser does not believe that the round lot value provided by the independent pricing service reflects fair value of the Fund’s holding. Short-term debt obligations having 60 days or less remaining until maturity, at time of purchase, may be valued at amortized cost.

The Fund may hold securities, such as private investments, interests in commodity pools, other non-traded securities or temporarily illiquid securities, for which market quotations are not readily available or are determined to be unreliable. These securities will be valued using the “fair value” procedures approved by the Trust’s Board of Trustees (the “Board”). The Board has delegated execution of these procedures to a fair value committee composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) advisor and/or sub-advisor. The committee may also enlist third party consultants such as a valuation specialist at a public accounting firm, valuation consultant or financial officer of a security issuer on an as-needed basis to assist in determining a security-specific fair value. The Board has also engaged a third party valuation firm to attend valuation meetings held by the Trust, review minutes of such meetings and report to the Board on a quarterly basis. The Board reviews and ratifies the execution of this process and the resultant fair value prices at least quarterly to assure the process produces reliable results.

Hundredfold Select Alternative Fund
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS (Continued)
August 31, 2020

b) Fair Valuation Process – As noted above, the fair value committee is composed of one or more representatives from each of the (i) Trust, (ii) administrator, (iii) advisor and/or sub-advisor. The applicable investments are valued collectively via inputs from each of these groups. For example, fair value determinations are required for the following securities: (i) securities for which market quotations are insufficient or not readily available on a particular business day (including securities for which there is a short and temporary lapse in the provision of a price by the regular pricing source), (ii) securities for which, in the judgment of the advisor and/or sub-advisor, the prices or values available do not represent the fair value of the instrument. Factors which may cause the advisor and/or sub advisor to make such a judgment include, but are not limited to, the following: only a bid price or an asked price is available; the spread between bid and asked prices is substantial; the frequency of sales; the thinness of the market; the size of reported trades; and actions of the securities markets, such as the suspension or limitation of trading; (iii) securities determined to be illiquid; (iv) securities with respect to which an event that will affect the value thereof has occurred (a “significant event”) since the closing prices were established on the principal exchange on which they are traded, but prior to a Fund’s calculation of its net asset value. Specifically, interests in commodity pools or managed futures pools are valued on a daily basis by reference to the closing market prices of each futures contract or other asset held by a pool, as adjusted for pool expenses. Restricted or illiquid securities, such as private investments or non-traded securities are valued via inputs from the advisor based upon the current bid for the security from two or more independent dealers or other parties reasonably familiar with the facts and circumstances of the security (who should take into consideration all relevant factors as may be appropriate under the circumstances). If the advisor and/or sub-advisor is unable to obtain a current bid from such independent dealers or other independent parties, the fair value committee shall determine the fair value of such security using the following factors: (i) the type of security; (ii) the cost at date of purchase; (iii) the size and nature of the Fund’s holdings; (iv) the discount from market value of unrestricted securities of the same class at the time of purchase and subsequent thereto; (v) information as to any transactions or offers with respect to the security; (vi) the nature and duration of restrictions on disposition of the security and the existence of any registration rights; (vii) how the yield of the security compares to similar securities of companies of similar or equal creditworthiness; (viii) the level of recent trades of similar or comparable securities; (ix) the liquidity characteristics of the security; (x) current market conditions; and (xi) the market value of any securities into which the security is convertible or exchangeable.

Valuation of Fund of Funds – The Fund may invest in portfolios of open-end or closed-end investment companies (the “Underlying Funds”). The Underlying Funds value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value to the methods established by the board of directors of the Underlying Funds.

Open-ended investment companies are valued at their respective net asset values as reported by such investment companies. The shares of many closed-end investment companies, after their initial public offering, frequently trade at a price per share, which is different than the net asset value per share. The difference represents a market premium or market discount of such shares. There can be no assurances that the market discount or market premium on shares of any closed-end investment company purchased by each Fund will not change.

The Fund utilizes various methods to measure the fair value of all of their investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that each Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument in an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available; representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Hundredfold Select Alternative Fund
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS (Continued)
August 31, 2020

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following tables summarize the inputs used as of August 31, 2020 for the Fund’s assets and liabilities measured at fair value:

Assets *	Level 1	Level 2	Level 3	Total
Investments
Mutual Funds	$19,756,313	$—	$—	$19,756,313
U.S. Government & Agency Obligations	—	49,998,224	—	49,998,224
Short-Term Investments	13,708,098	—	—	13,708,098
Total Investments	$33,464,411	$49,998,224	$—	$83,462,635
Derivatives
Future Contracts	$2,499,667	$—	$—	$2,499,667
Swap Contracts	—	1,900,793	—	1,900,793
Total Derivatives	$2,499,667	$1,900,793	$—	$4,400,460
Total Assets	$35,964,078	$51,899,017	$—	$87,863,095
Liabilities
Derivatives
Future Contracts	$91,461	$—	$—	$91,461
Total Liabilities	$91,461	$—	$—	$91,461

The Fund did not hold any Level 3 securities during the current period ended.

*	Refer to the Consolidated Schedule of Investments for classification by asset class.

Consolidation of Subsidiaries HFSA Fund Limited

The Consolidated Schedule of Investments, Consolidated Statement of Assets and Liabilities, Consolidated Statement of Operations and Consolidated Statement of Changes in Net Assets and the Consolidated Financial Highlights of the Hundredfold Select Alternative Fund include the accounts of HFSA Fund Limited, a wholly owned and controlled subsidiary. HFSA Fund Limited is a closed-end fund incorporated as an exempted company under the companies’ law of the Cayman Islands on June 19, 2018 and is a controlled foreign corporation for tax purposes. All inter-company accounts and transactions have been eliminated in consolidation.

The Hundredfold Select Alternative Fund may invest up to 25% of its total assets in a controlled foreign corporation (“CFC”) which acts as an investment vehicle in order to effect certain investments consistent with the Fund’s investment objectives and policies.

	Inception Date of	CFC Net Assets as of	% of Net Assets as of
	CFC	August 31, 2020	August 31, 2020
HFSA Fund Limited	6/19/2018	$ 5,053,245	5.0%

c) Swap Contracts – The Fund is subject to equity price risk, interest rate risk, credit risk and counterparty risk in the normal course of pursuing its investment objectives. The Fund may enter into various swap transactions, such as total return swaps and portfolio swaps for investment purposes or to manage interest rate, equity, or credit risk. These would be two-party contracts entered into primarily to exchange the returns (or differentials in rates of returns) earned or realized on particular pre-determined investments or instruments. Standard equity swap contracts are between two parties that agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross amount to be exchanged is calculated with respect to a “notional amount” (i.e. the return on or increase in value of a particular dollar amount invested in a “basket” of securities representing a particular index or industry sector). Most equity swap agreements entered into by the Fund calculate the obligations of the parties on a “net basis”. Consequently, a Fund’s current obligations under a swap agreement generally will be equal to the net amount to be paid or received under the agreement based on the relative value of the positions held by each party. The Fund’s obligations are accrued daily (offset by any amounts owed to the Fund).

Hundredfold Select Alternative Fund
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS (Continued)
August 31, 2020

In a “long” equity swap agreement, the counterparty will generally agree to pay the Fund the amount, if any, by which the notional amount of the swap contract would have increased in value if the Fund has been invested in the particular securities, plus dividends that would have been received on those securities. The Fund will agree to pay the counterparty a floating rate of interest on the notional amount of the swap contract plus the amount, if any, by which the notional amount would have decreased in value had it been invested in such securities plus, in certain instances, commissions or trading spreads on the notional amounts. Thus, the return on the swap contract should be the gain or loss on the notional amount plus dividends on the securities less the interest paid by the Fund on the notional amount. However, in certain instances, market factors such as the interest rate environment and the demand to borrow the securities underlying the swap agreement can cause a scenario in which the counterparty will pay the Fund interest. Payments may be made at the conclusion of the contract or periodically during its term. Swap contracts do not include the delivery of securities. The net amount of the excess, if any, of the Fund’s obligations over its entitlement with respect to each swap is accrued on a daily basis and an amount of cash or liquid assets, having an aggregate net asset value at least equal to such accrued excess is maintained in a segregated account. Until a swap contract is settled in cash, the gain or loss on the notional amount plus dividends on the securities less the interest paid by the Fund on the notional amount are recorded as “unrealized gains or losses on swaps” and when cash is exchanged, the gain or loss is recorded as “realized gains or losses on swaps”.

The Fund may enter into swap contracts that provide the opposite return of the particular benchmark or security (“short” the index or security). The operations are similar to that of the swaps disclosed above except that the counterparty pays interest to the Fund on the notional amount outstanding and the dividends on the underlying securities reduce the return of the swap. However, in certain instances, market factors such as the interest rate environment and the demand to borrow the securities underlying the swap agreement can cause a scenario in which the Fund pays the counterparty interest. These amounts are netted with any unrealized appreciation or depreciation to determine the value of the swap. The Fund will typically enter into equity swap agreements in instances where the Advisor believes that it may be more cost effective or practical than buying a security or the securities represented by a particular index.

The Fund may enter into credit default swaps (“CDS”). CDS are typically two-party (bilateral) financial contracts that transfer credit exposure between the two parties. One party to a CDS (referred to as the credit protection “buyer”) receives credit protection or sheds credit risk, whereas the other party to a CDS (referred to as the credit protection “seller”) is selling credit protection or taking on credit risk. The seller typically receives pre-determined periodic payments from the other party. These payments are in consideration for agreeing to make compensating specific payments to the buyer should a negative credit event occur, such as (1) bankruptcy or (2) failure to pay interest or principal on a reference debt instrument, with respect to a specified issuer or one of the reference issuers in a CDS portfolio. In general, CDS may be used by the Fund to obtain credit risk exposure similar to that of a direct investment in high yield bonds.

The Fund may enter into Interest Rate Swaps. Interest rate swaps involve the exchange of commitments to pay and receive interest based on a notional principal amount. The Funds may elect to pay a fixed rate and receive a floating rate, or receive a fixed rate and pay a floating rate on a notional principal amount.

The amounts to be exchanged or “swapped” between parties are calculated with respect to the notional amount. Changes in the value of swap agreements are recognized as unrealized gains or losses in the Consolidated Statement of Operations by “marking to market” on a daily basis to reflect the value of the swap agreement at the end of each trading day. Payments received or paid at the beginning of the agreement are reflected as such on the Consolidated Statement of Assets and Liabilities and may be referred to as upfront payments. A liquidation payment received or made at the termination of the swap agreement is recorded as a realized gain or loss on the Consolidated Statement of Operations. The maximum pay-outs for these contracts are limited to the notional amount of each swap. CDS may involve greater risks than if a Fund had invested in the referenced obligation directly and are subject to general market risk, liquidity risk, counterparty risk and credit risk.

The Fund collateralizes swap agreements with cash and certain securities, if indicated on the Consolidated Schedule of Investments. Such collateral is held for the benefit of the counterparty in a segregated account at the Custodian to protect the counterparty against non-payment by the Fund. The Fund does not net collateral. In the event of a default by the counterparty, the Fund will seek return of this collateral and may incur certain costs exercising their rights with respect to the collateral. Amounts expected to be owed to the Fund are regularly collateralized either directly with the Fund or in a segregated account at the Custodian.

A Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty to the extent that posted collateral is insufficient. A Fund will enter into swap agreements only with large, well-capitalized and established financial institutions. The creditworthiness of each of the firms that is counterparty to a swap agreement is monitored by the advisor. The financial statements of these counterparties are available by accessing the SEC’s website, at www.sec.gov.

Hundredfold Select Alternative Fund
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS (Continued)
August 31, 2020

d) Stock Index Futures Contracts and Options on Futures Contracts – The Fund may purchase and sell stock index futures contracts and options on such futures contracts. A Fund may use futures contracts to gain exposure to, or hedge against changes in the value of equities, interest rates, commodities or foreign currencies. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as “variation margin” and are recorded by the Fund as unrealized gains and losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. As collateral for futures contracts, the Fund is required under the 1940 Act to maintain assets consisting of cash, cash equivalents or liquid securities. This collateral is required to be adjusted daily to reflect the market value of the purchase obligation for long futures contracts or the market value of the instrument underlying the contract, but not less than the market price at which the futures contract was established, for short futures contracts.

e) Risks of Options, Futures Contracts, Options on Futures Contracts and Short Positions – The risks inherent in the use of options, futures contracts, options on futures contracts and short positions include 1) adverse changes in the value of such instruments; 2) imperfect correlation between the price of options and futures contracts and options thereon and movements in the price of the underlying securities, index or futures contracts; 3) the possible absence of a liquid secondary market for any particular instrument at any time; 4) the possible need to defer closing out certain positions to avoid adverse tax consequences; and 5) the possible nonperformance by the counterparty under the terms of the contract. The Fund designates all cash, cash equivalents and liquid securities as collateral for futures contracts and options on futures contracts.

f) Exchange Traded Funds – The Fund may invest in exchange traded funds (“ETFs”). ETFs are a type of index fund bought and sold on a securities exchange. An ETF trades like common stock and represents a fixed portfolio of securities designed to track the performance and dividend yield of a particular domestic or foreign market index. A Fund may purchase an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market while awaiting purchase of underlying securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although the lack of liquidity on an ETF could result in it being more volatile. Additionally, ETFs have fees and expenses that reduce their value.

g) Security Transactions and Related Income – Investment transactions are recorded on the trade date. The Fund determines the gain or loss realized from the investment transactions by comparing the identified cost, which is the same basis used for federal income tax purposes, with the net sales proceeds. Dividend income is recorded on the ex-dividend date. Interest income, including amortization of premium and discount, and dividends received from money market funds, is recognized on an accrual basis. Upfront payments on Credit Default Swaps are amortized over the life of the contract.

h) Expenses – Expenses of the Trust that are directly identifiable to a specific fund are charged to that fund. Expenses, which are not readily identifiable to a specific fund, are allocated in such a manner as deemed equitable (as determined by the Board), taking into consideration the nature and type of expense and the relative sizes of the funds in the Trust.

i) Federal Income Taxes – The Fund continues to comply, and intends to continue, with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and to make the requisite distributions of income and capital gains to its shareholders sufficient to relieve it from all or substantially all federal income tax. No provision for federal income taxes has been made.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Fund’s tax positions and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years ended August 31, 2017 through August 31, 2019, or expected to be taken in the Fund’s August 31, 2020 year-end tax returns.

j) Dividends and Distributions to Shareholders – Dividends from net investment income, if any, are declared and paid at least quarterly. Distributable net realized capital gains, if any, are declared and distributed annually. Dividends from net investment income on ex-date and distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either temporary (e.g., deferred losses, capital loss carry forwards) or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification. Any such reclassifications will have no effect on net assets, results of operations, or net asset values per share of the Fund.

k) Indemnifications – The Trust indemnifies its officers and trustees for certain liabilities that may arise from the performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the risk of loss due to these warranties and indemnities appears to be remote.

Hundredfold Select Alternative Fund
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS (Continued)
August 31, 2020

l) Market Risks – Unexpected local, regional or global events, such as war; acts of terrorism; financial, political or social disruptions; natural, environmental or man-made disasters; the spread of infectious illnesses or other public health issues; and recessions and depressions could have a significant impact on the Fund and its investments and may impair market liquidity. Such events can cause investor fear, which can adversely affect the economies of nations, regions and the market in general, in ways that cannot necessarily be foreseen. An outbreak of infectious respiratory illness known as COVID-19, which is caused by a novel coronavirus (SARS-CoV-2), was first detected in China in December 2019 and subsequently spread globally. This coronavirus has resulted in, among other things, travel restrictions, closed international borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, prolonged quarantines, significant disruptions to business operations, market closures, cancellations and restrictions, supply chain disruptions, lower consumer demand, and significant volatility and declines in global financial markets, as well as general concern and uncertainty. The impact of COVID-19 has adversely affected, and other infectious illness outbreaks that may arise in the future could adversely affect, the economies of many nations and the entire global economy, individual issuers and capital markets in ways that cannot necessarily be foreseen. Public health crises caused by the COVID-19 outbreak may exacerbate other pre-existing political, social and economic risks in certain countries or globally. The duration of the COVID-19 outbreak and its effects cannot be determined with certainty.

3.	INVESTMENT TRANSACTIONS

For the year ended August 31, 2020, the aggregate purchases and sales of investments (excluding short-term investments, swaps and futures contracts) amounted to $90,613,642 and $87,354,767, respectively.

The Fund uses derivative instruments as part of its principal investment strategy to achieve its investment objective. For additional discussion on the risks associated with derivative instruments refer to Note 2. For the year ended August 31, 2020, the Fund invested in futures and swaps contracts.

At August 31,2020, the fair value of derivatives instruments was as follows:

Asset/Liability derivatives
	Commodity risk	Currency risk	Credit risk	Equity risk	Interest risk	Total
Swap Contracts[1]	$—	$—	$156,339	$1,744,454	$—	$1,900,793
Futures[2]	808,496	(51,138)	—	1,691,171	(40,323)	2,408,206
Total	$808,496	$(51,138)	$156,339	$3,435,625	$(40,323)	$4,308,999

1.	Consolidated Statement of Assets and Liabilities location: Unrealized appreciation on swaps contracts.

2.	Consolidated Statement of Assets and Liabilities location: Unrealized appreciation (depreciation) on futures.

Transactions in derivative instruments during the year ended August 31, 2020, were as follows:

	Commodity risk	Credit risk	Currency risk	Equity risk	Interest Risk	Total
Realized gain (loss)[3]
Futures contracts	$2,986,828	$—	$11,585	$3,402,306	$136,094	$6,536,813
Swap contracts	—	1,748,678	—	2,506,781	—	4,255,459
Total realized gain (loss)	$2,986,828	$1,748,678	$11,585	$5,909,087	$136,094	$10,792,272
Change in unrealized appreciation (depreciation)[4]
Futures contracts	$868,626	$—	$(51,138)	$1,517,361	$(37,136)	$2,297,713
Swap contracts	—	38,390	—	1,383,585	—	1,421,975
Total change in unrealized appreciation (depreciation)	$868,626	$38,390	$(51,138)	$2,900,946	$(37,136)	$3,719,688

3.	Consolidated Statement of Operations location: Net realized gain on futures and swaps.

4.	Consolidated Statement of Operations location: Net change in unrealized appreciation (depreciation) on futures and swaps.

The derivative instruments outstanding as of August 31, 2020 as disclosed in the Consolidated Schedule of Investments and the amounts of realized gain (loss) and changes in unrealized gains and losses on derivative instruments during the period as disclosed above and within the Consolidated Statement of Operations serve as indicators of the volume of derivative activity for the Fund.

Hundredfold Select Alternative Fund
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS (Continued)
August 31, 2020

4.	OFFSETTING OF FINANCIAL ASSETS AND DERIVATIVE ASSETS AND LIABILITIES

The Fund’s policy is to recognize a net asset or liability equal to the unrealized gain/ (loss) for futures and gross asset or liability equal to unrealized gain/(loss) for swaps contracts. During the year ended August 31, 2020, the Fund is subject to a master netting arrangement for the swaps. The following table shows additional information regarding the offsetting of assets and liabilities at August 31, 2020.

Assets:				Gross Amounts Not Offset in the
Consolidated Statement of Assets &
		Gross Amounts Offset	Net Amounts of Assets	Liabilities
		in the Consolidated	Presented in the
	Gross Amounts of	Statement of Assets &	Consolidated Statement	Financial	Cash Collateral
	Recognized Assets	Liabilities	of Assets & Liabilities	Instruments	Received	Net Amount
Swaps Contracts - OTC	$1,744,454	$—	$1,744,454	$—	$—	$1,744,454
Futures Contracts	$2,499,667	$—	$2,408,206	$(91,461)	$—	$2,408,206
Total	$4,244,121	$—	$4,152,660	$(91,461)	$—	$4,152,660

			Net Amounts of	Gross Amounts Not Offset in the
		Gross Amounts Offset	Liabilities Presented in	Consolidated Statement of Assets &
Liabilities:	Gross Amounts of	in the Consolidated	the Consolidated	Liabilities
	Recognized	Statement of Assets &	Statement of Assets &	Financial	Cash Collateral
Description	Liabilities	Liabilities	Liabilities	Instruments	Pledged (1)	Net Amount
Swaps Contracts - OTC	$—	$—	$—	$—	$—	$—
Futures Contracts	$(91,461)	$—	$(91,461)	$91,461	$—	$—
Total	$(91,461)	$—	$(91,461)	$91,461	$—	$—

(1)	The amount is limited to the derivative liability balance and accordingly does not include any additional collateral pledged.

5.	AGGREGATE UNREALIZED APPRECIATION AND DEPRECIATION TAX BASIS

The identified cost of investments in securities owned by each Fund for federal income tax purposes including futures and swaps, and its respective gross unrealized appreciation and depreciation at August 31, 2020, were as follows:

	Gross	Gross	Net Unrealized
Tax	Unrealized	Unrealized	Appreciation /
Cost	Appreciation	Depreciation	(Depreciation)
$83,546,138	$82,521,360	$(80,281,888)	$2,239,472

6.	DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The tax character of distributions paid during the following fiscal years was as follows:

	Fiscal Year Ended	Fiscal Year Ended
	August 31, 2020	August 31, 2019
Ordinary Income	$2,380,452	$323,945
Long-Term Capital Gain	—	1,114,524
Return of Capital	—	—
	$2,380,452	$1,438,469

Hundredfold Select Alternative Fund
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS (Continued)
August 31, 2020

As of August 31, 2020, the components of accumulated earnings/ (deficit) on a tax basis were as follows:

Undistributed	Undistributed	Post October Loss	Capital Loss	Other		Unrealized	Total
Ordinary	Long-Term	and	Carry	Book/Tax		Appreciation/	Accumulated
Income	Gains	Late Year Loss	Forwards	Differences		(Depreciation)	Earnings/(Deficits)
$11,683,040	$2,931,495	$—	$—	808,495	$	$2,239,472	$17,662,502

The difference between book basis and tax basis undistributed net investment income, accumulated net realized gain and unrealized appreciation from investments is primarily attributable to the mark-to-market on open futures and swap contracts and adjustments for the wholly owned subsidiary.

At August 31, 2020, the Fund utilized remaining capital loss carry forwards which offset capital gains for federal income tax purposes of $55,948.

Non-Expiring	Non-Expiring
Short-Term	Long-Term	Total	CLCF Utilized
$—	$—	$—	$55,948

Permanent book and tax differences, primarily attributable to the book/tax basis treatment of non-deductible expenses and tax adjustments for the wholly owned subsidiary, resulted in reclassifications for the Fund for the fiscal year ended August 31, 2020 as follows:

Paid
In	Accumulated
Capital	Earnings (Losses)
$(870,258)	$870,258

7.	INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH RELATED PARTIES

Advisors Preferred, LLC (“Advisor”), serves as investment advisor to the Fund.

Investment Advisory Agreement: The Fund has entered into an investment advisory agreement with the Advisor. The Advisor receives a fee, computed daily and payable monthly and applied to the Fund’s average daily net assets at an annual rate of 1.00%. In addition, the Advisor has entered into a sub-advisory agreement with Hundredfold Advisors, LLC (“Sub-Advisor”) whereby the Sub-Advisor will direct investment activities of the Fund. The Sub-Advisor is paid by the Advisor and not the Fund. For the year ended August 31, 2020, the Fund paid $626,145 in advisory fees.

The fees cover operational services such as fund administration, fund accounting and transfer agency services to the Fund as well as other operating expenses. Certain officers of the Trust are also officers of GFS, and are not paid any fees directly by the Fund for serving in such capacities.

The Board has adopted a Distribution Plan and Agreement (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, an account maintenance fee of 0.25% as compensation for sales, promotional activities and services, and a distribution fee at the rate of 0.75% on an annualized basis of the average net assets are attributable to Service Class Shares of the Fund. The fees are paid to Ceros Financial Services Inc. (the “Distributor” or “Ceros”) an affiliate of the Advisor to provide compensation for ongoing shareholder servicing and distribution-related activities or services and-or maintenance of Service Class accounts, not otherwise required to be provided by the Advisor. The Plan is a compensation plan, which means that compensation is provided regardless of 12b-1 expenses incurred. For the year ended August 31, 2020, the Fund incurred $461,656 in fees. During the year ended August 31, 2020, Ceros, a registered broker/dealer, executed trades on behalf of the Fund and received $30 in trade commissions.

The Board has adopted a Shareholder Servicing Plan (the “Servicing Plan”) with respect to the Investor Class of the Fund. The Servicing Plan provides that a monthly service fee is calculated by the Fund at an annual rate of up to 0.10% of its average daily net assets of the Investor Class and is paid to Ceros to provide compensation for ongoing shareholder servicing and distribution-related activities or service and/or maintenance accounts, not otherwise required to be provided by the Advisor. Ceros is an affiliate of the Advisor. For the year ended August 31, 2020, the Fund incurred $10,409 in fees.

Hundredfold Select Alternative Fund
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS (Continued)
August 31, 2020

Spectrum Financial Inc., an affiliate of Hundredfold, may provide services to the Fund and receive an annualized fee of 0.25% based on the average daily net assets of the Fund attributable to clients of Spectrum Financial, Inc. who are shareholders of the Fund.

Northern Lights Compliance Services, LLC (“NLCS”), an affiliate of GFS, provides compliance consulting services to the Fund pursuant to an agreement between NLCS and the Advisor.

Blu Giant, LLC (“Blu Giant”), an affiliate of GFS and NLCS, provides EDGAR conversion and filing services as well as print management services for the Fund on an ad-hoc basis. GFS is responsible for these fees.

On February 1, 2019, NorthStar Financial Services Group, LLC, the parent company of GFS and its affiliated companies including NLCS and Blu Giant (collectively, the “Gemini Companies”), sold its interest in the Gemini Companies to a third party private equity firm that contemporaneously acquired Ultimus Fund Solutions, LLC (an independent mutual fund administration firm) and its affiliates (collectively, the “Ultimus Companies”). As a result of these separate transactions, the Gemini Companies and the Ultimus Companies are now indirectly owned through a common parent entity, The Ultimus Group, LLC.

8.	SUBSEQUENT EVENTS

Subsequent events after the date of the Statement of Assets and Liabilities have been evaluated through the date the financial statements were issued. Management has determined that no events or transactions occurred requiring adjustment or disclosure in the financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of Hundredfold Select Alternative Fund and

Board of Trustees of Advisors Preferred Trust

Opinion on the Financial Statements

We have audited the accompanying consolidated statement of assets and liabilities, including the consolidated schedule of investments, of Hundredfold Select Alternative Fund (the “Fund”), a series of Advisors Preferred Trust, as of August 31, 2020, the related consolidated statement of operations for the year then ended, the consolidated statements of changes in net assets for each of the two years in the period then ended, including the related notes, and the consolidated financial highlights and financial highlights, as applicable, for each respective year in the period then ended (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of August 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the consolidated financial highlights and financial highlights, as applicable, for each respective year in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2020, by correspondence with the custodian and brokers. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more investment companies advised by Advisors Preferred, LLC since 2012.

COHEN & COMPANY, LTD.
Chicago, Illinois
October 28, 2020

C O H E N  &  C OM P A N Y ,  L T D .

800.229.1099 | 866.818.4535 fax | cohencpa.com

Registered with the Public Company Accounting Oversight Board

Hundredfold Select Alternative Fund
EXPENSE EXAMPLE (Unaudited)
August 31, 2020

As a shareholder of a mutual fund, you incur two types of costs: (1) transaction costs, including reinvested dividends, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution and/or service fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held the entire period March 1, 2020 – August 31, 2020.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information below; together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number provided under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or redemption fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized	Beginning	Ending	Expenses
	Expense	Account Value	Account Value	Paid During
	Ratio	March 1, 2020	August 31, 2020	Period (1)
Service Class
Based on actual fund return	2.40%	$ 1,000.00	$ 1,194.30	$ 13.25
Based on hypothetical 5% return	2.40%	1,000.00	1,013.06	12.15
Investor Class
Based on actual fund return	1.45%	1,000.00	1,200.30	8.00
Based on hypothetical 5% return	1.45%	1,000.00	1,017.87	7.33

(1)	Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by the number of days in the period (184), then divided by the number of days in the fiscal year (366).

Hundredfold Select Alternative Fund
SUPPLEMENTAL INFORMATION (Unaudited)
August 31, 2020

The following table provides information regarding each Trustee who is not an “interested person” of the Trust, as defined in the 1940 Act.

Name, Address [1] and Year of Birth	Position(s) Held with the Trust	Term of Office/ Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee [2]	Other Directorships Held by Trustee
Charles R. Ranson Born: 1947	Trustee	Indefinite, since November 2012	Principal, Ranson & Associates (business consultancy) (since 2003);	15	Northern Lights Fund Trust IV (since July 2015)
Felix Rivera Born: 1963	Trustee	Indefinite, since November 2012	Managing Partner, Independent Channel Advisors, LLC (Consultancy Practice), (since January 2011)	15	Centerstone Investors Trust (since 2016)
David Feldman Born: 1963	Trustee	Indefinite, Since September 2017	Independent Consultant (since January 2015); Head of Intermediary Sales, Baron Capital Inc., (February 2010 to December 2014)	15	None

[1]	Unless otherwise specified, the mailing address of each Trustee is c/o Advisors Preferred Trust, 80 Arkay Dr., Hauppauge, NY 11788.

[2]	The “Fund Complex” consists of the series of the Trust.

Hundredfold Select Alternative Fund
SUPPLEMENTAL INFORMATION (Unaudited)(Continued)
August 31, 2020

The following table provides information regarding each Trustee who is an “interested person” of the Trust, as defined in the 1940 Act, and each officer of the Trust.

Name, Address [1] And Year of Birth	Position(s) Held with the Fund	Term of Office/ Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[2]	Other Directorships Held by Trustee
Catherine Ayers-Rigsby Born: 1948	Trustee, Chairman, President	Indefinite; since November 2012	President and CEO, Advisors Preferred, LLC (since June 2011); President, Ceros Financial Services, Inc., (since August 2009); CEO, AtCap Partners, LLC (since July 2011)	15	None
Brian S. Humphrey Born: 1972	Trustee	Indefinite; since November 2012	Director of Sales and Marketing, Ceros Financial Services, Inc., (since January 2011)	15	None
Christine Casares Born: 1975	Treasurer	Indefinite; Since May 2019	Vice President, Tax Administration, Ultimus Fund Solutions (since February 2016); Assistant Vice President, Tax Administration (February 2012 January 2016)	N/A	N/A
Angela Holland Born 1970	Chief Compliance Officer	Indefinite; since July 1, 2020	Chief Compliance Officer, Ceros Financial Services, Inc. (since January 2016; Sales Supervisor/AML Compliance Officer, Ceros Financial Services, Inc. (April 2012 – January 2016); Compliance Manager, Advisors Preferred, LLC and AtCap Partners, LLC (since April 2012)	N/A	N/A
Richard Malinowski Born: 1983	Secretary	Indefinite; since November 2012	Senior Vice President and Senior Managing Counsel, Ultimus Fund Services, LLC; (since February 2020); Senior Vice President, Legal Administration, Ultimus Fund Solutions, LLC (February 2017- January 2019); Vice President and Counsel (April 2016–2017): and AVP and Staff Attorney (September 2012 – March 2016)	N/A	N/A

[1]	Unless otherwise specified, the address of each Trustee and officer is c/o Advisors Preferred Trust, 80 Arkay Dr., Hauppauge, NY 11788.

[2]	The “Fund Complex” consists of the series of the Trust.

Additional information about the Trustees is available in the Fund’s Statement of Additional Information (“SAI”). The SAI is available, free of charge, on the Fund’s website (www.HundredfoldSelect.com) or by call toll-free 1-855-582-8006.

PRIVACY NOTICE

Rev. May 2014

FACTS	WHAT DOES ADVISORS PREFERRED TRUST DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:

	■	Social Security number	■	Purchase History

	■	Assets	■	Account Balances

	■	Retirement Assets	■	Account Transactions

	■	Transaction History	■	Wire Transfer Instructions

	■	Checking Account Information

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Advisors Preferred Trust chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Advisors Preferred Trust share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 1-866-862-9686

Who we are
Who is providing this notice?	Advisors Preferred Trust
What we do
How does Advisors Preferred Trust protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Advisors Preferred Trust collect my personal information?

We collect your personal information, for example, when you

■    Open an account

■    Provide account information

■    Give us your contact information

■    Make deposits or withdrawals from your account

■    Make a wire transfer

■    Tell us where to send the money

■    Tells us who receives the money

■    Show your government-issued ID

■    Show your driver’s license

We also collect your personal information from other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

■    Sharing for affiliates’ everyday business purposes – information about your creditworthiness

■    Affiliates from using your information to market to you

■    Sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ■ Advisors Preferred Trust does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ■ Advisors Preferred Trust does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ■ Advisors Preferred Trust doesn’t jointly market.

PROXY VOTING POLICY

Information regarding how each Fund’s voted proxies relating to portfolio securities for the most recent twelve month period ended June 30 as well as a description of the policies and procedures that each Fund uses to determine how to vote proxies is available without charge, upon request, by calling 1-855-582-8006 or by referring to the Security and Exchange Commission’s (“SEC”) website at www.sec.gov.

PORTFOLIO HOLDINGS

Funds file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the “SEC”) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT, within sixty days after the end of the period. Form N-PORT reports are available at the SEC’s website at www.sec.gov.

INVESTMENT ADVISOR
Advisors Preferred, LLC
1445 Research Boulevard, #530
Rockville, MD 20850

SUB-ADVISOR
Hundredfold Advisors, LLC
272 Bendix Road, Suite 600
Virginia Beach, VA 23452

ADMINISTRATOR
Gemini Fund Services, LLC
4221 North 203rd Street, Suite 100
Elkhorn, NE 68022

Item 2. Code of Ethics.

(a)       As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)        For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)	Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;
(2)	Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3)        Compliance with applicable governmental laws, rules, and regulations;

(4)	The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5)        Accountability for adherence to the code.

(c)        Amendments: During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d)        Waivers: During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

(e) The Code of Ethics is not posted on Registrant’ website.

(f) A copy of the Code of Ethics is attached as an exhibit.

Item 3. Audit Committee Financial Expert.

(a)       The Registrant’s board of trustees has determined that Felix Rivera is the audit committee financial expert, as defined in Item 3 of Form N-CSR. Mr. Rivera is independent for purposes of this Item 3.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees

2020 - $18,000

2019 - $15,500

(b)	Audit-Related Fees

2020 – None

2019 - None

(c)	Tax Fees

2020 - $3,500

2019 - $3,100

Preparation of Federal & State income tax returns, assistance with calculation of required income, capital gain and excise distributions and preparation of Federal excise tax returns.

(d)	All Other Fees

2020 – None

2019 – None

(e)	(1) Audit Committee’s Pre-Approval Policies

The registrant’s Audit Committee is required to pre-approve all audit services and, when appropriate, any non-audit services (including audit-related, tax and all other services) to the registrant. The registrant’s Audit Committee also is required to pre-approve, when appropriate, any non-audit services (including audit-related, tax and all other services) to its adviser, or any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant, to the extent that the services may be determined to have an impact on the operations or financial reporting of the registrant. Services are reviewed on an engagement by engagement basis by the Audit Committee.

(2)	Percentages of Services Approved by the Audit Committee

2020 2019

Audit-Related Fees: 100% 100%

Tax Fees: 100% 100%

All Other Fees: 100% 100%

(f)	During the audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)	The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

2020 - $3,500

2019 - $3,100

(h)        The registrant's audit committee has considered whether the provision of non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Companies. Not applicable to open-end investment companies.

Item 6. Schedule of Investments. Schedule of investments in securities of unaffiliated issuers is included under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds. Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies. Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Funds. Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders. Vote of security holders is included under item 1.

Item 11. Controls and Procedures.

(a)       Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the principal executive officer and principal financial officer of the Registrant have concluded that the disclosure controls and procedures of the Registrant are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)       There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies. Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)(1) Code of Ethics filed herewith.

(a)(2) Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3) Not applicable for open-end investment companies.

(b)       Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Advisors Preferred Trust

By (Signature and Title)

/s/ Catherine Ayers-Rigsby

Catherine Ayer-Rigsby, President/Principal Executive Officer

Date 11/6/20

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/ Catherine Ayers-Rigsby

Catherine Ayer-Rigsby, President/Principal Executive Officer

Date 11/6/20

By (Signature and Title)

/s/ Christine Casares

Christine Casares, Treasurer/Principal Financial Officer

Date 11/6/20